Exhibit 10.1

SECOND AMENDMENT, dated as of November 30, 2007 (this “Second Amendment”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed as CP Conduit Purchasers on the signature pages of this Second Amendment (the “CP Conduit Purchasers”), the banks listed as APA Banks on the signature pages of this Second Amendment (the “APA Banks”), the agent banks listed as Funding Agents on the signature pages of this Second Amendment (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Series 2006-2 Indenture Supplement, dated as of December 1, 2006, as amended as of March 6, 2007 (the “Indenture Supplement”), among the Issuer, the Administrator, the several commercial paper conduits parties to the Indenture Supplement on the date hereof (the “Existing CP Conduit Purchasers”), the banks party to the Indenture Supplement on the date hereof with respect to each Existing CP Conduit Purchaser (the “Existing APA Banks”), the agent banks party to the Indenture Supplement with respect to each Existing CP Conduit Purchaser (the “Existing Funding Agents”), the Administrative Agent and the Indenture Trustee, to the Base Indenture, dated as of March 7, 2006 (the “Base Indenture”; the Base Indenture, as supplemented by the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 2006-2 Investor Notes were issued to the Existing CP Conduit Purchasers.

W I T N E S S E T H:

WHEREAS, the Issuer has requested the Existing CP Conduit Purchaser and the Exiting APA Banks in each Purchaser Group (each an “Existing Purchaser Group”) to extend the Scheduled Expiry Date with respect to such Existing Purchaser Group and to agree to (i) modify the Program Fee Rate and the Commitment Fee Rate set forth in the Fee Letter and (ii) add an additional Amortization Event with respect to the Series 2006-2 Investor Notes, in each case as set forth in this Second Amendment; and

WHEREAS, certain of the Existing Purchaser Groups are willing to agree to extend its Scheduled Expiry Date and to (i) modify the Program Fee Rate and the Commitment Fee Rate set forth in the Fee Letter and (ii) add an additional Amortization Event with respect to the Series 2006-2 Investor Notes, in each case as set forth herein;

WHEREAS, the Exiting Purchaser Group (as defined below) wishes to transfer to the Acquiring Purchaser Group (as defined below), and the Acquiring Purchaser Group wishes to acquire, all of the Exiting Purchaser Group’s Commitment and other rights and obligations under the Indenture on the Second Amendment Effective Date (as defined below);

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  Defined Terms.  All capitalized terms defined in Schedule 1 to the Base Indenture or the Indenture Supplement and used herein shall have the meanings given to them therein.

2.  Amendments to Article 1(b) of the Indenture Supplement.  (a)  The definition of “Scheduled Expiry Date” in Article 1(b) of the Indenture Supplement is hereby amended by inserting “November 28, 2008” in lieu of the date in clause (a) thereof.

(b)           The following definition is hereby added to Article 1(b) of the Indenture Supplement in the appropriate alphabetical order:

““Change in Control”  means (i) the acquisition by any Person or group (within the meaning of the Exchange Act and the rules of the Securities and Exchange Commission thereunder as in effect on January 1, 2006), directly or indirectly, beneficially or of record, of ownership or control of in excess of 50% of the voting common stock of PHH on a fully diluted basis at any time or (ii) if at any time, individuals who on January 1, 2006 constituted the Board of Directors of PHH (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of PHH, as the case may be, was approved by a vote of the majority of the directors then still in office who were either directors on January 1, 2006 or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of PHH then in office.”

3.  Amendment to Article 4 of the Indenture Supplement.  Article 4 of the Indenture Supplement is hereby amended by (i) deleting “or” at the end of clause (u) thereof, (ii) inserting “or” at the end of clause (v) thereof, (iii) inserting after clause (v) thereof, “(w)  a Change in Control shall occur;” and (iv) replacing “then, in the case of any event described in clause (q) through (v) above” with “then, in the case of any event described in clause (q) through (w) above” therein.

4.  Amendment to Schedule I.  (a)  Schedule I to the Indenture Supplement is hereby amended and restated to read in its entirety as set forth on Exhibit A to this Second Amendment.

(b)           This Second Amendment shall, for the purposes of Section 12.10(e) of the Indenture Supplement, constitute a Purchaser Group Supplement, and the transfer of the rights and obligations of the Exiting Purchaser Group (as defined herein) to the Acquiring Purchaser Group (as defined herein) hereunder shall constitute a valid transfer under the terms of Section 12.10(e).

5.  Amendments to the Fee Letter.  The Fee Letter referred to in the Indenture Supplement is hereby amended to provide that the Commitment Fee Rate and the Program Fee Rate shall be as set forth on Exhibit B to this Second Amendment.

6.  Exiting Purchaser Group and Acquiring Purchaser Group.  As of the Second Amendment Effective Date, (i) Windmill Funding Corporation and ABN AMRO N.V. (collectively, the “Acquiring Purchaser Group”) shall be a CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser, respectively, under the Indenture for all purposes thereof and shall be entitled to all of the respective rights and privileges, and subject to all of the respective duties and obligations thereof and (ii) Saratoga Funding Corp. LLC and Deutsche Bank

AG, New York Branch (collectively, the “Exiting Purchaser Group”) shall relinquish its rights and be released from its obligations under the Indenture.

7.  Assignment.  (a)  The Exiting Purchaser Group hereby irrevocably sells, assigns and transfers to the Acquiring Purchaser Group, without recourse, representation or warranty (other than as set forth in Section 7(d) hereof), and the Acquiring Purchaser Group hereby irrevocably purchases, takes and assumes from the Exiting Purchaser Group, all of the Transferor Purchaser Group’s Maximum Purchaser Group Invested Amount and Purchaser Group Invested Amount under the Indenture Supplement, in each case upon receipt by the Exiting Purchaser Group of the purchase price agreed to between the Exiting Purchaser Group and the Acquiring Purchaser Group.

(b)           From and after the Second Amendment Effective Date, amounts that would otherwise be payable to or for the account of the Exiting Purchaser Group in respect of the Exiting Purchaser Group’s Maximum Purchaser Group Invested Amount and Purchaser Group Invested Amount pursuant to the Indenture Supplement shall, instead, be payable to or for the account of the Acquiring Purchaser Group.  The Exiting Purchaser Group and the Acquiring Purchaser Group hereby agree that all Commitment Fees that accrued prior to the Second Amendment Effective Date in respect of the Exiting Purchaser Group’s Maximum Purchaser Group Invested Amount and all Series 2006-2 Monthly Interest that accrued prior to the Second Amendment Effective Date in respect of the Exiting Purchaser Group’s Purchaser Group Invested Amount shall be payable by the Administrative Agent to the Exiting Purchaser Group on the December 2007 Payment Date.

(c)           Each of the Exiting Purchaser Group and the Acquiring Purchaser Group agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of the assignment pursuant to this Section 7.

(d)           By executing and delivering this Second Amendment, the Exiting Purchaser Group and the Acquiring Purchaser Group confirm to and agree with each other as follows:  (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Exiting Purchaser Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Indenture Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2006-2 Investor Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Exiting Purchaser Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Issuer, Holdings, VMS or the Origination Trust or the performance or observance by the Issuer, Holdings, VMS or the Origination Trust of any of their obligations under the Indenture, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) the Acquiring Purchaser Group confirms that it has received a copy of the Indenture and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment; (iv) the Acquiring Purchaser Group will, independently and without reliance upon the Administrative Agent, the Exiting Purchaser Group or any other Purchaser Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture; (v) the Acquiring Purchaser Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Indenture

Supplement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 10 of the Indenture Supplement; (vi) each member of the Acquiring Purchaser Group appoints and authorizes the Funding Agent with respect to the Acquiring Purchaser Group to take such action as agent on its behalf and to exercise such powers under the Indenture Supplement as are delegated to the Funding Agent with respect to the Acquiring Purchaser Group by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 11 of the Indenture Supplement; (vii) each member of the Acquiring Purchaser Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as a member of the Acquiring Purchaser Group and (viii) each member of the Acquiring Purchaser Group confirms that it is an Eligible Assignee.

(e)  The address of the Acquiring Purchaser Group for notices for the purposes of Section 12.9 of the Indenture Supplement is:

Windmill Funding Corporation
c/o Global Securitization Services, LLC
114 West 47th Street, Suite 1715
New York, New York 10036
Attention:  Andrew Stidd
Telephone:  (212) 302-8330
Telecopy:  (212) 302-8767

with a copy to:

ABN AMRO BANK, N.V.
Structured Finance, Asset Securitization
540 West Madison Street, 27th Floor
Chicago, Illinois  60661
Attention:  Windmill-Administrator
Telephone:  (312) 904-6263
Telecopy:  (312) 992-1527

8.  Conditions to Effectiveness.  This Second Amendment shall become effective on November 30, 2007 (the “Second Amendment Effective Date”), if each of the following conditions precedent shall have been satisfied on or prior to such day:

(a)  The Administrative Agent shall have received, with a copy for each Funding Agent, this Second Amendment duly executed and delivered by the Issuer, the Administrator, the CP Conduit Purchasers and the APA Banks (including the Exiting Purchaser Group and the Acquiring Purchaser Group), the Administrative Agent and the Indenture Trustee;

(b)  The representations and warranties of the Issuer and VMS contained in the Transaction Documents to which each is a party shall be true and correct in all material respects as of the Second Amendment Effective Date as if made as of the Second Amendment Effective Date;

(c)  The Issuer shall pay to the Administrative Agent, (i) on behalf of each Purchaser Group, the fee set forth on Exhibit B to this Second Amendment and (ii) all other fees due and payable to the Administrative Agent; and

(d)  The Funding Agent with respect to the Exiting Purchaser Group shall have surrendered the Series 2006-2 Investor Note issued in its name to the Indenture Trustee for cancellation and the Issuer shall have signed and directed the Indenture Trustee to authenticate and deliver to the Funding Agent with respect to the Acquiring Purchaser Group a new Series 2006-2 Investor Note in the name of such Funding Agent in an amount equal to the Maximum Purchaser Group Invested Amount with respect to the Acquiring Purchaser Group.

9.  Miscellaneous.

(a)  Payment of Expenses.  The Issuer agrees to pay or reimburse the Indenture Trustee, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.

(b)  No Other Amendments; Confirmation.  Except as expressly amended, modified and supplemented hereby, the provisions of the Indenture Supplement are and shall remain in full force and effect.

(c)  Governing Law.                                           THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(d)  Counterparts.  This Second Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.  A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Indenture Trustee.  This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the Issuer, the Administrator, the Indenture Trustee, the Administrative Agent, the CP Conduit Purchasers and the APA Banks have caused this Second Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC

By: /s/ Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President and Treasurer

PHH VEHICLE MANAGEMENT SERVICES, LLC

By: /s/ Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President and Treasurer

THE BANK OF NEW YORK, as Indenture Trustee

By: /s/ Scott J. Tepper
Name: Scott J. Tepper
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ Jill T. Lane
Name: Jill T. Lane
Title: Vice President

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: /s/ Jill T. Lane
Name: Jill T. Lane
Title: Vice President

JPMORGAN CHASE BANK, N.A., as an APA Bank

By: /s/ Jill T. Lane
Name: Jill T. Lane
Title: Vice President

VARIABLE FUNDING CAPITAL COMPANY LLC, as a CP Conduit Purchaser

By: WACHOVIA CAPITAL MARKETS, LLC,
As Attorney-in-Fact

By: /s/ Haojin Wu
Name: Haokin Wu
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank

By: /s/ Andrew W. Riebe
Name: Andrew W. Riebe
Title: Director

YC SUSI TRUST, as a CP Conduit Purchaser

By: Bank of America, National Association, as Administrative Trustee

By: /s/ Leif E. Rauer
Name: Leif E. Rauer
Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank

By: /s/ Leif E. Rauer
Name: Leif E. Rauer
Title: Vice President

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser

By: /s/ Jill A. Gordon
Name: Jill A. Gordon
Title: Vice President

THE BANK OF NOVA SCOTIA, as an APA Bank

By: /s/ Michael Eden
Name: Michael Eden
Title: Director

PARADIGM FUNDING, LLC, as a CP Conduit Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

WESTLB AG, NEW YORK BRANCH, as an APA Bank

By: /s/ Matthew F. Tallow
Name: Matthew F. Tallow
Title: Director

By: /s/ Llyin Liang
Name: Llyin Liang
Title: Director

CHARTA, LLC, as a CP Conduit Purchaser

By: CITICORP NORTH AMERICA, INC.,
as Attorney-in-Fact

By: /s/ Richard C. Simons
Name: Richard C. Simons
Title: Vice President

CITIBANK, N.A., as an APA Bank

By: /s/ Richard C. Simons
Name: Richard C. Simons
Title: Vice President

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser

By: /s/ David Mira
Name: David Mira
Title: Associate Director

BARCLAYS BANK PLC, as an APA Bank

By: /s/ Jeffrey Goldberg
Name: Jeffrey Goldberg
Title: Associate Director

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

CALYON NEW YORK BRANCH, as an APA Bank

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

SARATOGA FUNDING CORP. LLC, as CP
Conduit Purchaser of the Exiting Purchaser Group

By: /s/ Lori Gebron
Name: Lori Gebron
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as
APA Bank of the Exiting Purchaser Group

By: /s/ Sergey Moiseyenko	/s/ Sumeet Wadhera
Name: Sergey Moiseyenko	Sumeet Wadhera
Title: Vice President	Director

WINDMILL FUNDING CORPORATION, as CP
Conduit Purchaser of the Acquiring Purchaser
Group

By: /s/ Jill A. Gordon
Name: Jill A. Gordon
Title: Vice President

ABN AMRO BANK N.V., as APA Bank and
Funding Agent of the Acquiring Purchaser
Group

By: /s/ David J. Donofrio
Name: David J. Donofrio
Title: Director

/s/ Adnan Bhanpuri
Name: Adnan Bhanpuri
Title: Vice President